UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2017

eRoomSystem Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-31037 (Commission File Number)	87-054713 (IRS Employer Identification No.)

150 Airport Road, Suite 1200

 Lakewood, New Jersey 08701

(Address of Principal Executive Offices, Zip Code)

(732)-730-0116

(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|   | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|   | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|   | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|   | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On January 24, 2017, eRoom System Technologies, Inc. (the “Company”) was advised by FINRA that a 1:50 reverse stock split of the Company’s common stock, par value $0.001 per share, will become effective on January 27, 2017. There are currently 24,503,057 shares of the Company’s common stock issued and outstanding. Upon the effectiveness of the reverse stock split there will be 490,319 shares of common stock issued and outstanding.

On January 24, 2017, to indicate the reverse stock split, a “D” will be appended to the Company’s trading symbol and for a period of 20 business days the Company’s common stock will trade under the symbol “ERMSD.” After the 20 business days, the Company’s trading symbol will revert to “ERMS.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eRoomSystem Technologies, Inc.

By:	/s/ David A. Gestetner
Name:	David A. Gestetner
Title: President, Chief Executive
Officer, Secretary and Chairman

Date: January 25, 2017